                                                                     EXHIBIT 4.1

NUMBER                              VORNADO                               SHARES
[    ]                         OPERATING COMPANY                          [    ]
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 92904N 10 3

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
     THIS CERTIFICATE IS TRANSFERABLE IN CHARLOTTE, N.C. AND NEW YORK, N.Y.

THIS CERTIFIES THAT



is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                           VORNADO OPERATING COMPANY
transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED

Countersigned and Registered
     FIRST UNION NATIONAL BANK                                         President
        (Charlotte, N.C.)
                    Transfer Agent   [SEAL]
                     and Registrar
By

              Authorized Signature                                     Secretary

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                           VORNADO OPERATING COMPANY

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
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     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties       UNIF GIFT MIN ACT -            Custodian
     JT TEN  - as joint tenants with right of                          (Cust)                   (Minor)
               survivorship and not as tenants                        under Uniform Gifts to Minors
               in common                                              Act
                                                                                (State)
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     Additional abbreviations may also be used though not in the above list

For value received, _______________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
________________________________________
|                                       |
|                                       |
|                                       |
________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________, Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution on the premises.

Dated _______________________  _________

                              _________________________________________________
                      NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


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
_______________________________________________________________  __________________________________________________________________

     AMERICAN BANK NOTE COMPANY                                   PRODUCTION COORDINATOR, LISA MARTIN: 215-830-2155
        680 BLAIR MILL ROAD                                             PROOF OF NOVEMBER 24, 1997
         HORSHAM, PA 19044                                                VORNADO OPERATING INC.
          (215) 657-3480                                                        H 53628 back
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     SALES: R. JOHNS: 212-557-9100                                 OPERATOR:                                          LARRY/HJ/KOSHY
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         Zip Disk 1/VORNADO H53628                                                  REV 3

________________________________________________________________   _________________________________________________________________

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